Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                           }    CASE NUMBER
                                 }    02-10835
                                 }
The NewPower Company, et. al.    }    JUDGE     W. Homer Drake, Jr.
                                 }
DEBTORS                          }    CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 11/30/05 To 12/31/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                       Paul Ferdinands
                                       ----------------------
                                       Attorney for Debtor

Debtor's Address                       Attorney's Address
and Phone Number                       and Phone Number

P.O. Box 17296                         191 Peachtree St.
Stamford, Ct 06907                     Atlanta, GA 30303
Tel: (203) 329-8412                    Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835                        Post Petition
                                                    Totals
For Period from November 30, 2005 through December 31, 2005

Opening Cash Balance -11/30/05                  $ 51,472

Inflows:
Customer Collections
Collateral Returned
  -Sureties
  -Security  Deposits
Sale Proceeds/Interest Income/Other                   30
---------------------------------------------------------
Total Inflows                                         30
------------------------------------------------------------------------------
                                                   Distribution of Outflows
Outflows:                                        NewPower         The NewPower
Post Petition:                                 Holdings, Inc.        Company
                                               --------------        -------

Professionals - Bankruptcy                           146              146
Consulting Fees
Lockbox Fees
Supplies & Misc                                        0                0
Rent                                                   1                1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                   1                1
Payroll (inlcuding tax payments & fees)               19               19
T&E Reimbursements
State Tax Payments                                     2                2
Distribution to Equity
------------------------------------------------------------------------------
Total Outflows                                       169              169
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net Cash Flows                                      (139)
------------------------------------------------------------------------------

                                                 --------
Closing Cash Balance                             $ 51,333
=================================================--------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                     (34,602)

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from November 30, 2005 through December 31, 2005
Amounts in $000's


Accounts Receivable at Petition Date:            $ 75,200


Beginning of Month Balance*  - Gross             $ 13,476 (per 11/30/05 G/L)
PLUS:  Current Month New Billings                       -
LESS:  Collections During the Month                     -
                                             -------------

End of Month Balance - Gross                     $ 13,476 (per 12/31/05 G/L)
Allowance for Doubtful Accounts                   (13,476)
                                             -------------

End of Month Balance - Net of Allowance          $      -
                                             =============

                         Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                AR Aging for Post Petition Receivables

                                  Current   > 30 days  > 60 days    Total
                                ----------------------------------------------

                                 $      -   $       -  $     111   $     111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from November 30, 2005 through December 31, 2005
Amounts in $000's


See attached System Generated A/P reports as of 11/31/2005 (Attachments 2A and
2B).


Beginning of Period Balance                    $ 162 (per 11/30/05 G/L)
PLUS:  New Indebtedness Incurred                 184
LESS:  Amounts Paid on A/P                      (184)
                                        -------------

End of Month Balance                           $ 162 (per 12/31/05 G/L)
                                        =============


                                       The New Power Company                                              Exhibit 2A
                                       Vendor Balance Detail
                                      As of December 31, 2005

                                                        Date              Amount         Balance
                                                    -------------      -------------   ------------
      Archivesone                                                                             0.00
                                                      12/23/2005             419.10         419.10
                                                      12/23/2005            -419.10           0.00
                                                                       -------------   ------------
      Total Archivesone                                                        0.00           0.00


      Arkadin, Inc.                                                                           0.00
                                                      12/04/2005              24.82          24.82
                                                      12/04/2005             -24.82           0.00
                                                                       -------------   ------------
      Total Arkadin, Inc.                                                      0.00           0.00


      Commissioner of Revenue Services, Ct                                                    0.00
                                                      12/23/2005              84.60          84.60
                                                      12/23/2005             -84.60           0.00
                                                                       -------------   ------------
      Total Commissioner of Revenue Services, Ct                               0.00           0.00


      Delaware Secretary of State                                                             0.00
                                                      12/23/2005             137.50         137.50
                                                      12/23/2005          33,025.00      33,162.50
                                                      12/23/2005            -137.50      33,025.00
                                                      12/23/2005         -33,025.00           0.00
                                                      12/31/2005             137.50         137.50
                                                                       -------------   ------------
      Total Delaware Secretary of State                                      137.50         137.50


      Kaster Moving Co. Inc.                                                                  0.00
                                                      12/23/2005              82.50          82.50
                                                      12/23/2005             -82.50           0.00
                                                                       -------------   ------------
      Total Kaster Moving Co. Inc.                                             0.00           0.00


      Leboeuf, Lamb, Greene & Macrae                                                          0.00
                                                      12/04/2005             137.50         137.50
                                                      12/04/2005            -137.50           0.00
                                                                       -------------   ------------
      Total Leboeuf, Lamb, Greene & Macrae                                     0.00           0.00


      Mellon Investors Services, LLC                                                          0.00
                                                      12/04/2005              35.49          35.49
                                                      12/04/2005           1,367.33       1,402.82
                                                      12/04/2005          -1,402.82           0.00
                                                                       -------------   ------------
      Total Mellon Investors Services, LLC                                     0.00           0.00


      Mr. Gene Shanks                                                                         0.00
                                                      12/23/2005             500.00         500.00
                                                      12/23/2005            -500.00           0.00
                                                                       -------------   ------------
      Total Mr. Gene Shanks                                                    0.00           0.00


      Mr. Richard Weill                                                                       0.00
                                                      12/23/2005             500.00         500.00
                                                      12/23/2005            -500.00           0.00
                                                                       -------------   ------------
      Total Mr. Richard Weill                                                  0.00           0.00


                                                                                                         Page 1 of 2


                                       The New Power Company                                              Exhibit 2A
                                       Vendor Balance Detail
                                      As of December 31, 2005

                                                        Date              Amount         Balance
                                                    -------------      -------------   ------------
      Ms. Patricia Foster                                                                     0.00
                                                      12/04/2005             750.00         750.00
                                                      12/04/2005            -750.00           0.00
                                                      12/23/2005             123.90         123.90
                                                      12/23/2005             442.83         566.73
                                                      12/23/2005             358.50         925.23
                                                      12/23/2005            -925.23           0.00
                                                                       -------------   ------------
      Total Ms. Patricia Foster                                                0.00           0.00


      Parker, Hudson, Rainer & Dobbs                                                          0.00
                                                      12/04/2005               1.20           1.20
                                                      12/04/2005           2,447.66       2,448.86
                                                      12/04/2005              -1.20       2,447.66
                                                      12/04/2005          -2,447.66           0.00
                                                                       -------------   ------------
      Total Parker, Hudson, Rainer & Dobbs                                     0.00           0.00


      Poorman-Douglas Corporation                                                             0.00
                                                      12/04/2005             760.93         760.93
                                                      12/04/2005            -760.93           0.00
                                                      12/23/2005             807.52         807.52
                                                      12/23/2005            -807.52           0.00
                                                                       -------------   ------------
      Total Poorman-Douglas Corporation                                        0.00           0.00


      Sidley Austin Brown & Wood                                                              0.00
                                                      12/23/2005         140,836.08     140,836.08
                                                      12/23/2005        -140,836.08           0.00
                                                                       -------------   ------------
      Total Sidley Austin Brown & Wood                                         0.00           0.00


      SNET                                                                                    0.00
                                                      12/04/2005             261.51         261.51
                                                      12/04/2005            -261.51           0.00
                                                                       -------------   ------------
      Total SNET                                                               0.00           0.00


      United States Treasury                                                                  0.00
                                                      12/04/2005           1,048.70       1,048.70
                                                      12/04/2005          -1,048.70           0.00
                                                                       -------------   ------------
      Total United States Treasury                                             0.00           0.00
                                                                       -------------   ------------

TOTAL                                                                        137.50         137.50
                                                                       =============   ============


      New Invoices                                    184,290.17
      Payments                                       -184,152.67
                                                    -------------
      Balance                                             137.50


                                                                                                         Page 2 of 2

                             The New Power Company                  Exhibit 2B
                              Unpaid Bills Detail
                            As of December 31, 2005



                                                      Open Balance
                                                    ----------------

      Franchise Tax Liability                            158,379.17
      Payroll Tax Liablility                               4,056.78
                                                    ----------------
                                                         162,435.95
                                                    ----------------
TOTAL                                                    162,435.95
                                                    ================

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from November 30, 2005 through December 31, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date           $ 15,587


Inventory at Beginning of Period             $      - (per 11/30/05 G/L)
PLUS:  Inventrory Purchased                         -
LESS:  Inventory Used or Sold                       -
                                          ------------

End of Month Balance                         $      - (per 12/31/05 G/L)
                                          ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                   $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period           $     -
Less:  Depreciation Expense                         -
Less:  Dispositions                                 -
Add:  Purchases                                     -
                                          ------------

Fixed Assets at End of Period                 $     -
                                          ============

                                                                  Attachment 4
                                                                  Page 1 of 16

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company Concentration Account
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance      $     660,159.05
Total Deposits         $       1,923.54
Total Payments         $     153,459.31
Closing Balance        $     508,623.28
Service Charges        $         269.51

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                  Attachment 4
                                                                  Page 2 of 16

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Money Market

Beginning Balance      $  16,239,911.01
Total Deposits         $       8,959.16
Total Payments         $      15,443.48 Q2 & Q3 Federal Payroll Tax Liability
Closing Balance        $  16,233,426.69
Service Charges        $            -

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company Reserve Account
Account Number:
Purpose of Account:    Reserve for Shareholder Distributions

Beginning Balance         $34,583,584.70
Total Deposits            $    19,092.03
Total Payments
Closing Balance           $34,602,676.73
Service Charges           $          -

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

April 2005 Interest       $    18,396.07
May 2005 Interest         $    19,019.43
June 2005 Interest        $    18,416.06
July 2005 Interest        $    19,040.10
August 2005 Interest      $    19,142.10
September 2005 Interest   $    18,354.76
October 2005 Interest     $    19,071.31
November 2005 Interest    $    18,466.30
December 2005 Interest    $    19,092.03



Interest Calculations:

                                    Shares        Distribution    2004 Int.    Q1 2005      Q2 2005     Q3 2005
Lana Pai                             1,032,000      608,880.00      729.73      947.70       989.97    1,002.48
Enron Energy Services                8,650,400    5,103,736.00    6,116.75    7,943.81     8,298.11    8,402.96
Cortez Energy Services               5,000,000    2,950,000.00    3,535.53    4,591.59     4,796.38    4,856.97
McGarrett I,  LLC                    6,766,400    3,653,856.00    4,379.09    5,687.12     5,940.77    6,015.83
McGarrett II,  LLC                   8,458,200    4,567,428.00    5,473.99    7,109.06     7,426.14    7,519.96
McGarrett III, LLC                   2,791,800    1,507,572.00    1,806.80    2,346.49     2,451.15    2,482.12

Surfboards & Co.- warrants           5,404,800    2,918,592.00    3,497.89    4,542.70     4,745.31    4,805.26
EES Warrant Trust - warrants        24,117,800   13,023,612.00   15,608.59   20,270.86    21,174.96   21,442.49
Ari Benacerraf- options                 10,000        5,400.00        6.47        8.40         8.78        8.89

                                               -------------------------------------------------------------------
                                                 34,339,076.00   41,154.84   53,447.73    55,831.56   56,536.96




                                      Oct-05      Nov-05      Dec-05        Balance
Lana Pai                               338.16      327.43      338.53       613,554.01
Enron Energy Services                2,834.52    2,744.60    2,837.60     5,142,914.36
Cortez Energy Services               1,638.38    1,586.40    1,640.16     2,972,645.40
McGarrett I,  LLC                    2,029.29    1,964.91    2,031.49     3,681,904.49
McGarrett II,  LLC                   2,536.67    2,456.20    2,539.42     4,602,489.44
McGarrett III, LLC                     837.28      810.72      838.19     1,519,144.74
                                                                                   -
Surfboards & Co.- warrants           1,620.93    1,569.51    1,622.69     2,940,996.30
EES Warrant Trust - warrants         7,233.08    7,003.62    7,240.94    13,123,586.55
Ari Benacerraf- options                  3.00        2.90        3.00         5,441.45

                                    ---------------------------------------------------
                                    19,071.31   18,466.30   19,092.03    34,602,676.73


                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                  $0.00
Total Deposits               $153,175.91
Total Payments               $153,175.91
Closing Balance                    $0.00
Service Charges        N/A

First Check issued this Period              200812
Last Check issued this Period               200836
Total # of checks issued this Period            25

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:    Controlled Disbursements (Customer Refunds)

Beginning Balance                  $0.00
Total Deposits                    $13.89
Total Payments                    $13.89
Closing Balance                    $0.00
Service Charges         N/A

First Check issued this Period              NA
Last Check issued this Period               NA
Total # of checks issued this Period        NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower ACH Account
Account Number:
Purpose of Account:    ACH (T&E)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges         N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          First Union/ Wachovia
Branch:                Herndon, VA  ABA # 051400549
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Natural Gas Collections

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges         N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC ABA # 053000219
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/ IBM Collections

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges                   $0.00

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:    Payroll

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower Enron Segregated A/C
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges         N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    CAN$ Operating A/C

Beginning Balance             $0.00 CAN$
Total Deposits
Total Payments                $0.00
Closing Balance               $0.00
Service Charges        $        -

First Check issued this Period              NA
Last Check issued this Period               NA
Total # of checks issued this Period         0


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC ABA # 053000219
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/AES Collections

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    US$ A/C

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company
Account Number:
Purpose of Account:    WildCard ATM Settlement

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period              None
Last Check issued this Period               None
Total # of checks issued this Period        None


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      12/01/2005-12/31/2005

Name of Bank:          Credit Suisse Asset Management
Branch:                466 Lexington Ave.  NY, NY 10017-3140
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Short Term Cash Mgmt Portfolio

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                       ACCOUNT CLOSED

                             The New Power Company                   Exhibit 5
                                 Check Detail
                                 December 2005



          Num                  Date                         Name                            Original Amount
------------------------   ------------   -----------------------------------------      ----------------------

200109                      12/23/2005    United States Treasury                                      3,495.76
200812                      12/04/2005    Leboeuf, Lamb, Greene & Macrae                                137.50
200813                      12/04/2005    SNET                                                          261.51
200814                      12/04/2005    United States Treasury                                      1,048.70
200815                      12/04/2005    Parker, Hudson, Rainer & Dobbs                                  1.20
200816                      12/04/2005    Parker, Hudson, Rainer & Dobbs                              2,447.66
200817                      12/04/2005    Poorman-Douglas Corporation                                   760.93
200818                      12/04/2005    Scherers Conferencing                                           0.00
200819                      12/04/2005    Mellon Investors Services, LLC                              1,402.82
200820                      12/04/2005    Ms. Patricia Foster                                           750.00
200821                      12/04/2005    Arkadin, Inc.                                                  24.82
200822                      12/23/2005    M. Patricia Foster                                          3,606.82
200825                      12/23/2005    Mr. Gene Shanks                                               500.00
200826                      12/23/2005    Mr. Richard Weill                                             500.00
200827                      12/23/2005    Commissioner of Revenue Services, Ct                           84.60
200828                      12/23/2005    Ms. Patricia Foster                                           925.23
200829                      12/23/2005    Delaware Secretary of State                                   137.50
200830                      12/23/2005    Delaware Secretary of State                                33,025.00
200831                      12/23/2005    Archivesone                                                   419.10
200832                      12/23/2005    Kaster Moving Co. Inc.                                         82.50
200833                      12/23/2005    Poorman-Douglas Corporation                                   807.52
200834                      12/23/2005    Sidley Austin Brown & Wood                                140,836.08
200835                      12/23/2005    CT Commissioner of Revenue Services                           504.16
200836                      12/31/2005    M. Patricia Foster                                          3,606.81


                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from November 30, 2005 through December 31, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

Federal Employment Taxes                         3.5
State Employment Taxes                           0.5



Taxes Owed and Due
------------------

Payroll Tax Liability                            4.0

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from November 30, 2005 through December 31, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                  Full Time  Part Time
# of Employees at beginning of period                                1
# hired during the period                                 -          -
# terminated/resigned during period                       -          -
                                                 ------------------------
# employees on payroll - end of period                    0          1
                                                 ========================

# of employees on temporary consulting assignments                   0

Confirmation of Insurance
-------------------------

See supplemental attachment.*




* Omitted.

                                                                 Attachment 7B
                                                                (Supplemental)

                 Payments made to insiders 12/01/05 -12/31/05


Payments are in gross amts

                       Title                  Amount        Date        Type

FOSTER, MARY           President & CEO        $  5,208.33   12/15/2005  Salary for pay period 12/01 - 12/15
                                              $  5,208.33   12/31/2005  Salary for pay period 12/16 - 12/31

SHANKS, EUGENE         Director               $    500.00   12/23/2005  Board Meeting Fee

WEILL, RICHARD         Director               $    500.00   12/23/2005  Board Meeting Fee
                                             ------------

                                              $ 11,416.67
                                             ============


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from November 30, 2005 through December 31, 2005

None